UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21276

J.P. Morgan Fleming Series Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds

Multi-Manager

Funds

JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Multi-Manager Small Cap Growth Fund	2
JPMorgan Multi-Manager Small Cap Value Fund	4
Schedules of Portfolio Investments	6
Financial Statements	23
Financial Highlights	26
Notes to Financial Statements	28
Trustees	33
Officers	34
Schedule of Shareholder Expenses	36
Board Approval of Investment Advisory Agreement	37

HIGHLIGHTS

•	Markets sparked by Fed’s rate pause and falling oil prices

•	Large-cap stocks surpassed their mid- and small-cap counterparts

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Multi-Manager Funds for the six months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Funds along with reports from the portfolio managers.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

After a strong start to the year, the U.S. economy weakened during the six-month reporting period. The slowdown began in the second quarter of 2006, as gross domestic product (GDP) growth weakened to only 2.6%, compared with 5.6% in the previous quarter. The economy declined further in the third quarter, with GDP growth of 2.0%. The economy’s deceleration was attributed to a number of factors, including a rapidly cooling housing market, high oil prices and the lagged impact of 17 consecutive short-term interest rate hikes by the Federal Reserve (Fed).

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings during the reporting period. Given the economic slowdown, some market pundits are speculating that the Fed’s next move may be to lower rates. However, the Fed continues to be vigilant about inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Latter Half of the Year

While the economy was uneven during the reporting period, the same could not be said about the returns in the equity markets. After largely treading water in the first half of 2006, the overall stock market, as measured by the S&P 500 Index, returned 12.74% for the six months ended December 31, 2006. The market’s rally was initially triggered by the Fed’s interest rate pause and falling oil prices. This reduced inflationary pressures and lifted the clouds of uncertainty surrounding the Fed’s future actions. With investors flocking back into the market, the S&P 500 Index rose in each of the six months covered by this report.

Looking more closely at the market over this period, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000, Russell Midcap and Russell 2000 Indexes returning 12.36%, 9.94% and 9.38%, respectively. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and expectations were that larger companies may perform better during an economic slowdown.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the messy realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   1

JPMorgan Multi-Manager Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2006 (In Thousands)	$183,481
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Manager Small Cap Growth Fund, which seeks to provide long-term capital growth by investing in equity securities of small-capitalization companies, returned 6.80% over the six months ended December 31, 2006, compared to the 6.86% return for the Russell 2000 Growth Index during the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund slightly underperformed its benchmark for the period due to stock selection in the healthcare and materials sectors. Small-cap stocks continued to generate positive returns, supported by robust corporate earnings, moderate inflation and low interest rates.

At the stock level, healthcare holding Aspreva Pharmaceuticals, a developer of treatments for rare diseases, fell on news of poor clinical study results for its transplant anti-rejection drug. LCA-Vision, an operator of vision-correction surgery centers, announced a slowdown in earnings growth, pushing the stock price lower. In materials, Steel Dynamics, Inc., a U.S. steelmaker, guided down future profit growth due to rising steel costs and reduced customer orders. Zoltek Cos., Inc., a manufacturer of carbon and nylon fibers, announced a greater-than-expected loss and indicated its future may be in jeopardy if it cannot secure additional financing.

Stock selection in the industrials and technology sectors contributed most to returns. In industrials, Diamond Management & Technology Consultants, Inc., a management consulting firm, delivered solid earnings and revenue growth, and successfully sold parts of its international operations. Shares of TurboChef Technologies, Inc., a maker of high-speed, commercial cooking systems, rose as the company began to widen its market to include high-end residential customers. In technology, Redback Networks, Inc., a broadband network systems producer, was acquired by Ericsson at a substantial premium. ValueClick, Inc., an Internet advertising company, increased its profit forecasts.

Among the underlying sub-advisors, BlackRock outperformed its benchmark and provided the highest absolute returns. Seligman performed in line with the index, while Oberweis and UBS trailed the benchmark.

Q:	HOW WAS THE FUND MANAGED?

A:	We aim to invest with subadvisors that represent a complementary balance of approaches to small-cap growth investing. During the reporting period, we withdrew our allocation to Seligman, placing 15% of assets instead with ClariVest Asset Management LLC, a quantitative manager that seeks companies demonstrating accelerating growth with sustainable fundamentals that are not yet fully recognized by the market place. We believe ClariVest’s approach brings style and process diversification to our current sub-advisor mix. Our largest allocations continue to be with BlackRock and Oberweis at approximately 30% and 35%, respectively. BlackRock’s investment style of growth at a reasonable price worked well. In contrast, Oberweis, which focuses on companies demonstrating top- and bottom-line growth of at least 30% per year while trading at half its growth rate, faced a much more challenging market environment. While its approach can lead to volatility, over the long-term, Oberweis has demonstrated an ability to generate strong returns. Rounding out the Fund is UBS at approximately 20%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Ceradyne, Inc.	1.2%
2.	Kyphon, Inc.	1.2
3.	SkillSoft plc ADR (Ireland)	1.1
4.	Focus Media Holding Ltd. ADR (China)	1.0
5.	Pediatrix Medical Group, Inc.	1.0
6.	CKX, Inc.	0.9
7.	Noven Pharmaceuticals, Inc.	0.9
8.	aQuantive, Inc.	0.8
9.	Orient-Express Hotels Ltd., Class H (Bermuda)	0.8
10.	Carrizo Oil & Gas, Inc.	0.8

PORTFOLIO COMPOSITION**

Information Technology	30.2%
Health Care	19.6
Industrials	16.1
Consumer Discretionary	15.5
Energy	6.8
Financials	4.4
Materials	3.2
Consumer Staples	1.5
Telecommunication Services	0.4
Mutual Funds	0.4
Utilities	0.2
Short-Term Investments	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP GROWTH FUND	2/28/03	10.54%	7.77%	17.38%

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

The graph illustrates comparative performance for $1,000,000 invested in shares of the JPMorgan Multi-Manager Small Cap Growth Fund, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from February 28, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Growth Index does not reflect the reduction of expenses associated with a mutual fund or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   3

JPMorgan Multi-Manager Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2006
(In Thousands)	$336,660
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Manager Small Cap Value Fund, which seeks to provide long-term capital appreciation by investing in equity securities of small-capitalization companies, returned 7.08% over the six months ended December 31, 2006, compared to the 11.81% return for the Russell 2000 Value Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period mainly due to stock selection in the healthcare and industrials sectors. In addition, underweight allocations in real estate investment trusts (REITs) and utilities — areas where our sub-advisors feel valuations are most stretched — detracted from returns.

In healthcare, an overweight in Pharmaceutical Product Development, Inc., a contract research company, declined due to lower-than-expected earnings and revenue growth. Nuvelo, Inc., a biopharmaceutical company, fell on news that its experimental anti-clotting drug failed clinical trials. Among industrial names, Watsco, Inc., a heating and air conditioning parts distributor, fell on fears of slowing residential housing purchases and improvements. Timken Co., a manufacturer of specialty metals and roller bearings, came under pressure as product demand from domestic automakers was reduced.

From a positive perspective, stock selection in the consumer discretionary, utilities and telecommunications sectors contributed to returns. At the stock-specific level, Phillips-Van Heusen Corp., the clothing manufacturer, climbed after raising its earnings forecast. Harman International Industries, Inc., the audio-visual equipment manufacturer, announced increased demand for its infotainment units, specifically from European auto manufacturers. Among utilities, PNM Resources, Inc., the New Mexico electricity provider, announced a joint energy trading venture with Cascade Investments, the investment fund for Microsoft Chairman Bill Gates. Windstream Communications, the rural telephone service provider in 16 states, sold its directory business to a private equity firm, allowing it to consequently pay down debt and repurchase stock.

At the sub-advisor level, all of our sub-advisors struggled to keep up with the index. The strongest generators of returns were JPMorgan Investment Management Inc. and Vaughan Nelson. In contrast, Earnest Partners, which uses a fundamentally driven, relative value approach, and First Quadrant, which employs a quantitative approach, lagged the index. For Earnest, this was primarily due to its healthcare and industrial exposure. For First Quadrant, stock selection in financials and industrials detracted from returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We aim to remain diversified across sub-advisors and multiple styles of small-cap value investing. Over the past six months, we have reduced our exposure to both JPMorgan and Earnest Partners. Both managers have reached capacity and we have moved to increase our weightings to both First Quadrant and Vaughan Nelson. Presently, JPMorgan and Earnest Partners constitute approximately 60% of the Fund, while First Quadrant and Vaughan Nelson make up the remaining 40%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Cabot Oil & Gas Corp.	1.1%
2.	CompuCredit Corp.	1.1
3.	IKON Office Solutions, Inc.	1.0
4.	American Home Mortgage Investment Corp.	1.0
5.	Waste Connections, Inc.	1.0
6.	Raymond James Financial, Inc.	0.9
7.	Moog, Inc., Class A	0.9
8.	Phillips-Van Heusen Corp.	0.9
9.	Sterling Financial Corp.	0.9
10.	Ohio Casualty Corp.	0.9

PORTFOLIO COMPOSITION**

Financials	31.8%
Industrials	17.3
Consumer Discretionary	13.5
Information Technology	9.6
Health Care	7.8
Energy	5.7
Materials	5.6
Utilities	3.0
Consumer Staples	2.3
Telecommunication Services	0.8
Mutual Funds	0.6
U.S. Treasury Obligations	0.2
Short-Term Investments	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP VALUE FUND	2/28/03	15.25%	14.10%	24.90%

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

The graph illustrates comparative performance for $1,000,000 invested in shares of the JPMorgan Multi-Manager Small Cap Value Fund, Russell 2000 Value Index and Lipper Small-Cap Value Funds Index from February 28, 2003 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses associated with a mutual fund or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   5

JPMorgan Multi-Manager Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
		Common Stocks — 97.9%
		Aerospace & Defense — 3.3%
15		AAR Corp. (a)	423
10		Armor Holdings, Inc. (a)	526
40		BE Aerospace, Inc. (a)	1,030
39		Ceradyne, Inc. (a)	2,219
3		DRS Technologies, Inc.	146
9		Essex Corp. (a)	225
22		Ladish Co., Inc. (a)	824
9		LMI Aerospace, Inc. (a)	132
33		Orbital Sciences Corp. (a)	605
			6,130
		Air Freight & Logistics — 0.4%
17		Hub Group, Inc., Class A (a)	465
12		UTI Worldwide, Inc. (United Kingdom)	359
			824
		Airlines — 0.0% (g)
1		Allegiant Travel Co. (a)	36

		Auto Components — 0.3%
17		China Automotive Systems, Inc. (China) (a)	211
13		LKQ Corp. (a)	294
			505
		Beverages — 0.2%
12		MGP Ingredients, Inc.	280

		Biotechnology — 2.5%
4		Alexion Pharmaceuticals, Inc. (a)	158
18		BioMarin Pharmaceuticals, Inc. (a)	293
6		Cubist Pharmaceuticals, Inc. (a)	110
22		Digene Corp. (a)	1,035
12		Emergent Biosolutions, Inc. (a)	132
14		Isis Pharmaceuticals, Inc. (a)	155
11		Keryx Biopharmaceuticals, Inc. (a)	145
24		Martek Biosciences Corp. (a)	562
6		Myriad Genetics, Inc. (a)	172
9		Nuvelo, Inc. (a)	37
37		Omrix Biopharmaceuticals, Inc. (a)	1,118
15		Regeneron Pharmaceuticals, Inc. (a)	303
10		Renovis, Inc. (a)	33
24		SIGA Technologies, Inc. (a)	88
20		Trimeris, Inc. (a)	257
			4,598
		Building Products — 0.1%
5		Insteel Industries, Inc.	94

		Capital Markets — 2.4%
5		Affiliated Managers Group, Inc. (a)	504
23		Apollo Investment Corp.	506
4		Evercore Partners, Inc., Class A (a)	144
7		Greenhill & Co., Inc.	509
26		Investment Technology Group, Inc. (a)	1,115
11		Investors Financial Services Corp.	474
1		KBW, Inc. (a)	15
20		MCG Capital Corp.	396
49		TradeStation Group, Inc. (a)	680
			4,343
		Chemicals — 1.9%
14		Agrium, Inc. (Canada)	447
18		Airgas, Inc.	709
25		CF Industries Holdings, Inc.	638
—	(h)	FMC Corp.	30
2		HB Fuller Co.	62
9		Hercules, Inc. (a)	170
6		Lubrizol Corp.	301
22		Spartech Corp.	585
29		Zoltek Cos, Inc. (a)	577
			3,519
		Commercial Banks — 0.8%
16		Signature Bank (a)	480
22		UCBH Holdings, Inc.	392
15		UMB Financial Corp.	537
			1,409
		Commercial Services & Supplies — 5.5%
14		Advisory Board Co. (The) (a)	734
20		American Ecology Corp.	373
21		CRA International, Inc. (a)	1,121
110		Diamond Management & Technology Consultants, Inc.	1,362
37		Healthcare Services Group, Inc.	1,060
33		IHS, Inc., Class A (a)	1,291
24		Kenexa Corp. (a)	807
5		Korn/Ferry International (a)	110
19		Labor Ready, Inc. (a)	348
33		LECG Corp. (a)	612
10		PeopleSupport, Inc. (a)	206
38		TeleTech Holdings, Inc. (a)	910
25		Watson Wyatt Worldwide, Inc., Class A	1,111
			10,045

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — 4.4%
49	Acme Packet, Inc. (a)	1,006
20	C-COR, Inc. (a)	225
26	EMS Technologies, Inc. (a)	515
34	Foundry Networks, Inc. (a)	508
25	Harmonic, Inc. (a)	183
18	Nice Systems Ltd., ADR (Israel) (a)	557
51	Occam Networks, Inc. (a)	833
46	Oplink Communications, Inc. (a)	936
34	Optium Corp. (a)	838
15	Polycom, Inc. (a)	458
50	Redback Networks, Inc. (a)	1,259
51	Sierra Wireless (Canada) (a)	723
11	UTStarcom, Inc. (a)	95
		8,136
	Computers & Peripherals — 0.7%
12	Neoware Systems, Inc. (a)	153
22	Rackable Systems, Inc. (a)	684
36	SimpleTech, Inc. (a)	462
		1,299
	Construction & Engineering — 0.5%
16	EMCOR Group, Inc. (a)	887

	Consumer Finance — 0.1%
2	Cash America International, Inc.	94

	Containers & Packaging — 0.5%
5	Greif, Inc., Class A	639
3	Myers Industries, Inc.	53
11	Rock-Tenn Co., Class A	293
		985
	Distributors — 0.1%
5	Core-Mark Holding Co., Inc. (a)	164

	Diversified Consumer Services — 0.3%
12	Laureate Education, Inc. (a)	603

	Diversified Telecommunication Services — 0.4%
17	Atlantic Tele-Network, Inc.	503
12	CT Communications, Inc.	268
		771
	Electrical Equipment — 0.9%
28	Canadian Solar, Inc. (China) (a)	297
4	Energy Conversion Devices, Inc. (a)	132
5	First Solar, Inc. (a)	161
6	Genlyte Group, Inc. (a)	430
21	Magnetek, Inc. (a)	119
9	Regal-Beloit Corp.	488
		1,627
	Electronic Equipment & Instruments — 1.5%
16	Benchmark Electronics, Inc. (a)	395
13	Cognex Corp.	317
30	Daktronics, Inc.	1,105
3	Insight Enterprises, Inc. (a)	56
9	IPG Photonics Corp. (a)	204
28	Pemstar, Inc. (a)	108
10	Radisys Corp. (a)	165
13	SYNNEX Corp. (a)	279
4	Zygo Corp. (a)	59
		2,688
	Energy Equipment & Services — 3.8%
24	Allis-Chalmers Energy, Inc. (a)	556
12	Atwood Oceanics, Inc. (a)	597
17	Bronco Drilling Co., Inc. (a)	285
4	Core Laboratories N.V. (Netherlands) (a)	316
15	Dril-Quip, Inc. (a)	591
22	Hercules Offshore, Inc. (a)	644
8	Lufkin Industries, Inc.	493
16	Oceaneering International, Inc. (a)	615
20	Parker Drilling Co. (a)	159
12	Patterson-UTI Energy, Inc.	279
11	Pioneer Drilling Co. (a)	150
33	Superior Energy Services, Inc. (a)	1,088
29	Tetra Technologies, Inc. (a)	742
10	Unit Corp. (a)	460
		6,975
	Food & Staples Retailing — 0.7%
40	Central European Distribution Corp. (a)	1,174
5	Spartan Stores, Inc.	109
		1,283
	Food Products — 0.1%
29	SunOpta, Inc. (Canada) (a)	253

	Health Care Equipment & Supplies — 7.3%
20	Abaxis, Inc. (a)	381
35	Adeza Biomedical Corp. (a)	526
83	Align Technology, Inc. (a)	1,158
28	Arthrocare Corp. (a)	1,125
8	Aspect Medical Systems, Inc. (a)	141
20	Cholestech Corp. (a)	370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   7

JPMorgan Multi-Manager Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
23	Cutera, Inc. (a)	629
11	DexCom, Inc. (a)	108
18	Foxhollow Technologies, Inc. (a)	379
11	Hansen Medical, Inc. (a)	125
13	Hologic, Inc. (a)	634
19	Immucor, Inc. (a)	564
42	Intralase Corp. (a)	947
52	Kyphon, Inc. (a)	2,118
20	LifeCell Corp. (a)	471
2	Mentor Corp.	93
34	Natus Medical, Inc. (a)	565
9	Palomar Medical Technologies, Inc. (a)	470
5	Resmed, Inc. (a)	222
33	Spectranetics Corp. (a)	369
7	Syneron Medical Ltd. (Israel) (a)	190
16	Viasys Healthcare, Inc. (a)	437
60	Wright Medical Group, Inc. (a)	1,404
		13,426
	Health Care Providers & Services — 5.1%
10	Chindex International, Inc. (a)	189
2	Corvel Corp. (a)	95
13	Cross Country Healthcare, Inc. (a)	288
31	HealthExtras, Inc. (a)	751
43	HealthSpring, Inc. (a)	883
14	Healthways, Inc. (a)	650
17	inVentiv Health, Inc. (a)	595
17	LHC Group, Inc. (a)	476
37	Nighthawk Radiology Holdings, Inc. (a)	951
38	Pediatrix Medical Group, Inc. (a)	1,878
17	Psychiatric Solutions, Inc. (a)	653
36	Symbion, Inc. (a)	674
12	United Surgical Partners International, Inc. (a)	326
23	VCA Antech, Inc. (a)	727
12	Visicu, Inc. (a)	130
		9,266
	Health Care Technology — 1.4%
40	Allscripts Healthcare Solutions, Inc. (a)	1,073
7	Dendrite International, Inc. (a)	77
30	Emageon, Inc. (a)	467
11	Phase Forward, Inc. (a)	157
15	Systems Xcellence, Inc. (Canada) (a)	298
16	Vital Images, Inc. (a)	565
		2,637
	Hotels, Restaurants & Leisure — 3.5%
6	Buffalo Wild Wings, Inc. (a)	297
13	California Pizza Kitchen, Inc. (a)	430
27	CKE Restaurants, Inc.	491
10	Ctrip.com International Ltd. ADR (China)	595
1	Jack in the Box, Inc. (a)	67
31	Orient-Express Hotels Ltd., Class H (Bermuda)	1,453
22	Red Robin Gourmet Burgers, Inc. (a)	771
21	Scientific Games Corp., Class A (a)	647
20	Shuffle Master, Inc. (a)	533
13	Triarc Cos., Inc., Class B	258
19	Vail Resorts, Inc. (a)	834
		6,376
	Household Durables — 1.0%
15	Desarrolladora Homex S.A. de C.V. ADR (Mexico) (a)	867
17	Helen of Troy Ltd. (Bermuda) (a)	417
14	Interface, Inc., Class A (a)	203
45	Syntax-Brillian Corp. (a)	390
		1,877
	Household Products — 0.2%
9	Central Garden & Pet Co. (a)	412

	Industrial Conglomerates — 0.1%
3	Teleflex, Inc.	161

	Insurance — 0.1%
10	eHealth, Inc. (a)	209

	Internet & Catalog Retail — 0.7%
54	Gmarket, Inc. ADR (South Korea) (a)	1,292

	Internet Software & Services — 5.6%
62	aQuantive, Inc. (a)	1,533
34	Art Technology Group, Inc. (a)	79
37	DealerTrack Holdings, Inc. (a)	1,097
26	DivX, Inc. (a)	602
12	Greenfield Online, Inc. (a)	177
41	Interwoven, Inc. (a)	596
50	Online Resources Corp. (a)	514
29	Perficient, Inc. (a)	483
323	SkillSoft plc ADR (Ireland) (a)	2,008
140	SonicWALL, Inc. (a)	1,181
17	SupportSoft, Inc. (a)	93
17	Travelzoo, Inc. (a)	502
53	ValueClick, Inc. (a)	1,249
14	Vignette Corp. (a)	241
		10,355

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 5.0%
16	CACI International, Inc., Class A (a)	921
15	Convergys Corp. (a)	354
28	Covansys Corp. (a)	636
24	eFunds Corp. (a)	652
51	ExlService Holdings, Inc. (a)	1,083
46	Forrester Research, Inc. (a)	1,250
29	Gartner, Inc. (a)	576
19	Infocrossing, Inc. (a)	311
6	infoUSA, Inc.	70
1	Isilon Systems, Inc. (a)	28
12	Lightbridge, Inc. (a)	161
34	RightNow Technologies, Inc. (a)	580
13	SI International, Inc. (a)	434
8	Tyler Technologies, Inc. (a)	107
16	VeriFone Holdings, Inc. (a)	574
14	WNS Holdings, Ltd. ADS (India) (a)	432
33	Wright Express Corp. (a)	1,038
		9,207
	Leisure Equipment & Products — 0.2%
5	Nautilus Group, Inc.	63
7	RC2 Corp. (a)	317
		380
	Life Sciences Tools & Services — 0.7%
43	Bruker BioSciences Corp. (a)	326
5	Charles River Laboratories International, Inc. (a)	217
15	Exelixis, Inc. (a)	132
9	Icon plc ADR (Ireland) (a)	328
6	Illumina, Inc. (a)	220
		1,223
	Machinery — 4.1%
12	Actuant Corp., Class A	557
20	Bucyrus International, Inc.	1,017
7	Cascade Corp.	376
18	Dynamic Materials Corp.	516
9	ESCO Technologies, Inc. (a)	423
29	Gardner Denver, Inc. (a)	1,093
4	Harsco Corp.	274
18	Kadant, Inc. (a)	449
10	Kaydon Corp.	409
4	Middleby Corp. (The) (a)	366
18	Mueller Water Products. Inc., Class A	274
15	RBC Bearings, Inc. (a)	418
16	Robbins & Myers, Inc.	716
20	TurboChef Technologies, Inc. (a)	339
1	Valmont Industries, Inc.	61
6	Wabtec Corp.	170
		7,458
	Marine — 0.9%
34	Diana Shipping, Inc. (Greece)	542
7	Excel Maritime Carriers Ltd. (Greece) (a)	95
9	Genco Shipping & Trading Ltd.	246
14	Horizon Lines Inc., Class A	383
27	Quintana Maritime Ltd. (Greece)	300
		1,566
	Media — 2.7%
143	CKX, Inc. (a)	1,677
29	Focus Media Holding Ltd. ADR (China) (a)	1,904
29	Journal Register Co.	213
57	Outdoor Channel Holdings, Inc. (a)	737
23	World Wrestling Entertainment, Inc., Class A	375
		4,906
	Metals & Mining — 0.6%
11	Century Aluminum Co. (a)	495
5	Reliance Steel & Aluminum Co.	209
14	Steel Dynamics, Inc.	451
		1,155
	Multi-Utilities — 0.2%
13	PNM Resources, Inc.	414

	Multiline Retail — 0.3%
27	Big Lots, Inc. (a)	628

	Oil, Gas & Consumable Fuels — 3.0%
16	ATP Oil & Gas Corp. (a)	637
2	Calumet Specialty Products Partners LP	96
48	Carrizo Oil & Gas, Inc. (a)	1,404
23	Comstock Resources, Inc. (a)	702
29	EXCO Resources, Inc. (a)	492
9	Goodrich Petroleum Corp. (a)	329
16	Massey Energy Co.	379
13	Parallel Petroleum Corp. (a)	228
86	PetroHawk Energy Corp. (a)	984
6	Quicksilver Resources, Inc. (a)	209
		5,460
	Paper & Forest Products — 0.2%
23	Mercer International, Inc. (a)	278

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   9

JPMorgan Multi-Manager Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 0.2%
11	American Oriental Bioengineering, Inc. (China) (a)	133
5	NBTY, Inc. (a)	212
		345
	Pharmaceuticals — 2.6%
29	Adams Respiratory Therapeutics, Inc. (a)	1,170
65	Noven Pharmaceuticals, Inc. (a)	1,659
10	Penwest Pharmaceuticals Co. (a)	168
49	Salix Pharmaceuticals Ltd. (a)	598
62	Santarus, Inc. (a)	484
33	Sciele Pharma, Inc. (a)	783
		4,862
	Real Estate Investment Trusts (REITs) — 0.6%
10	Anthracite Capital, Inc.	131
7	BioMed Realty Trust, Inc.	209
4	JER Investors Trust, Inc.	85
14	Luminent Mortgage Capital, Inc.	139
14	Ventas, Inc.	571
		1,135
	Real Estate Management & Development — 0.4%
139	Move, Inc. (a)	766

	Road & Rail — 0.3%
12	Landstar System, Inc.	470

	Semiconductors & Semiconductor Equipment — 6.2%
30	Amkor Technology, Inc. (a)	283
11	Asyst Technologies, Inc. (a)	83
35	Atheros Communications, Inc. (a)	742
92	Credence Systems Corp. (a)	476
10	Cymer, Inc. (a)	431
16	Diodes, Inc. (a)	582
12	Exar Corp. (a)	151
7	Hittite Microwave Corp. (a)	236
49	Micrel, Inc. (a)	527
51	Microsemi Corp. (a)	996
3	NVE Corp. (a)	92
12	Photronics, Inc. (a)	188
41	PLX Technology, Inc. (a)	538
9	Power Integrations, Inc. (a)	213
17	Rudolph Technologies, Inc. (a)	263
22	Sigma Designs, Inc. (a)	573
25	Silicon Image, Inc. (a)	312
32	Skyworks Solutions, Inc. (a)	225
38	Standard Microsystems Corp. (a)	1,060
19	Supertex, Inc. (a)	741
25	Tessera Technologies, Inc. (a)	1,027
72	Trident Microsystems, Inc. (a)	1,311
9	Varian Semiconductor Equipment Associates, Inc. (a)	405
		11,455
	Software — 6.7%
11	Actuate Corp. (a)	66
36	Aladdin Knowledge Systems (Israel) (a)	696
16	Ansoft Corp. (a)	448
31	Blackboard, Inc. (a)	925
35	CDC Corp., Class A (Hong Kong) (a)	334
12	CommVault Systems, Inc. (a)	248
49	Concur Technologies, Inc. (a)	781
4	Double-Take Software, Inc. (a)	49
6	Factset Research Systems, Inc.	353
8	Fair Isaac Corp.	342
45	FalconStor Software, Inc. (a)	390
32	i2 Technologies Inc. (a)	723
25	Interactive Intelligence, Inc. (a)	558
14	Kronos, Inc. (a)	500
5	Manhattan Associates, Inc. (a)	153
11	Mentor Graphics Corp. (a)	204
13	MICROS Systems, Inc. (a)	664
1	MicroStrategy, Inc., Class A (a)	91
33	Net 1 UEPS Technologies Inc. (South Africa) (a)	984
35	Nuance Communications, Inc. (a)	401
8	Parametric Technology Corp. (a)	148
12	Progress Software Corp. (a)	321
17	Secure Computing Corp. (a)	114
12	Shanda Interactive Entertainment Ltd. ADR (China) (a)	262
6	THQ, Inc. (a)	198
35	Transaction Systems Architechs, Inc. (a)	1,143
72	Vasco Data Security International (a)	853
9	Verint Systems, Inc. (a)	307
		12,256
	Specialty Retail — 3.3%
3	Aeropostale, Inc. (a)	80
3	Buckle, Inc.	127
7	Charlotte Russe Holding, Inc. (a)	209
17	Children’s Place Retail Stores, Inc. (The) (a)	1,061
22	Christopher & Banks Corp.	412
19	Citi Trends, Inc. (a)	752
15	Dick’s Sporting Goods, Inc. (a)	735

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Specialty Retail — Continued
10		Dress Barn, Inc. (a)	233
4		DSW, Inc., Class A (a)	143
43		Golfsmith International Holdings, Inc. (a)	416
3		Group 1 Automotive, Inc.	176
6		Guitar Center, Inc. (a)	268
4		Rent-A-Center, Inc. (a)	127
14		Tween Brands, Inc. (a)	571
24		Zumiez, Inc. (a)	721
			6,031
		Textiles, Apparel & Luxury Goods — 3.1%
9		Brown Shoe Co., Inc.	444
6		Deckers Outdoor Corp. (a)	330
11		Heelys, Inc. (a)	356
42		Iconix Brand Group, Inc. (a)	805
12		Perry Ellis International, Inc. (a)	476
13		Phillips-Van Heusen Corp.	657
4		Skechers U.S.A., Inc., Class A (a)	140
12		Steven Madden Ltd.	416
24		Volcom Inc. (a)	706
51		Warnaco Group, Inc. (The) (a)	1,291
2		Wolverine World Wide, Inc.	69
			5,690
		Thrifts & Mortgage Finance — 0.0% (g)
—	(h)	New York Community Bancorp, Inc.	—	(h)

		Tobacco — 0.1%
26		Alliance One International, Inc. (a)	184

		Trading Companies & Distributors — 0.1%
7		Beacon Roofing Supply, Inc. (a)	132
		Total Common Stocks (Cost $143,549)	179,560
		Investment Company — 0.4%
		Equity Fund — 0.4%
10		iShares Russell 2000 Index Fund (Cost $713)	741
		Total Long-Term Investments (Cost $144,262)	180,301

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investments — 1.7%
	Discount Note — 0.2%
380	Federal Home Loan Bank, 4.80%, 01/02/07 (n) (Cost $380)	380

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 1.5%
2,760	JPMorgan Prime Money Market Fund (b) (Cost $2,760)	2,760
	Total Short-Term Investments (Cost $3,140)	3,140
	Total Investments — 100.0% (Cost $147,402)	183,441
	Other Assets in Excess of Liabilities — 0.0% (g)	40
	NET ASSETS — 100.0%	$183,481

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   11

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
		Common Stocks — 97.4%
		Aerospace & Defense — 2.4%
3		AAR Corp. (a) (m)	79
22		Alliant Techsystems, Inc. (a)	1,734
2		Ceradyne, Inc. (a)	136
10		Curtiss-Wright Corp.	363
9		DRS Technologies, Inc.	491
7		Esterline Technologies Corp. (a)	286
1		Heico Corp.	47
93		Hexcel Corp. (a)	1,626
82		Moog, Inc., Class A (a)	3,143
6		Orbital Sciences Corp. (a)	101
3		Triumph Group, Inc.	152
			8,158
		Airlines — 1.0%
42		Alaska Air Group, Inc. (a)	1,663
6		Continental Airlines, Inc., Class B (a)	264
19		ExpressJet Holdings, Inc. (a)	157
9		Mesa Air Group, Inc. (a)	81
20		Republic Airways Holdings, Inc. (a)	342
28		Skywest, Inc.	702
			3,209
		Auto Components — 0.6%
7		Aftermarket Technology Corp. (a)	145
3		American Axle & Manufacturing Holdings, Inc.	63
29		ArvinMeritor, Inc.	530
2		Lear Corp.	68
7		Modine Manufacturing Co.	165
5		Quantum Fuel Systems Technologies Worldwide, Inc. (a)	8
3		Sauer-Danfoss, Inc.	90
42		Tenneco, Inc. (a)	1,038
8		Visteon Corp. (a)	70
			2,177
		Automobiles — 0.2%
16		Winnebago Industries, Inc.	520

		Biotechnology — 0.1%
5		Applera Corp. - Celera Group (a)	64
3		Arena Pharmaceuticals, Inc. (a)	44
3		Cubist Pharmaceuticals, Inc. (a)	49
—	(h)	Martek Biosciences Corp. (a)	9
3		Progenics Pharmaceuticals, Inc. (a)	85
3		Savient Pharmaceuticals, Inc. (a)	34
2		United Therapeutics Corp. (a)	103
			388
		Building Products — 1.2%
3		Ameron International Corp.	199
4		Apogee Enterprises, Inc.	75
2		Builders FirstSource, Inc. (a)	37
62		Griffon Corp. (a)	1,568
31		Jacuzzi Brands, Inc. (a)	389
46		Lennox International, Inc.	1,412
4		NCI Building Systems, Inc. (a)	223
6		Universal Forest Products, Inc.	266
			4,169
		Capital Markets — 3.9%
14		Affiliated Managers Group, Inc. (a)	1,451
76		Apollo Investment Corp.	1,711
49		Calamos Asset Management, Inc., Class A	1,309
61		Eaton Vance Corp.	2,000
—	(h)	Greenhill & Co., Inc.	30
73		Jefferies Group, Inc.	1,961
18		Knight Capital Group, Inc., Class A (a)	345
38		LaBranche & Co., Inc. (a)	373
9		MCG Capital Corp.	177
2		Piper Jaffray Cos. (a)	143
105		Raymond James Financial, Inc.	3,183
21		Technology Investment Capital Corp.	334
			13,017
		Chemicals — 2.6%
6		CF Industries Holdings, Inc.	164
18		Cytec Industries, Inc.	1,020
11		FMC Corp.	875
9		Georgia Gulf Corp.	178
13		H.B. Fuller Co.	328
20		Hercules, Inc. (a)	380
2		Innospec, Inc. (United Kingdom)	107
2		Minerals Technologies, Inc.	135
2		NewMarket Corp.	130
3		OM Group, Inc. (a)	136
24		PolyOne Corp. (a)	181
7		Rockwood Holdings, Inc. (a)	174
53		Scotts Miracle-Gro Co. (The), Class A	2,740
13		Sensient Technologies Corp.	312
9		Spartech Corp.	225

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Chemicals — Continued
55		Valspar Corp.	1,526
9		W.R. Grace & Co. (a)	172
			8,783
		Commercial Banks — 6.1%
3		1st Source Corp.	102
3		Amcore Financial, Inc.	101
2		AmericanWest Bancorp	46
4		Ameris Bancorp	99
2		BancFirst Corp.	124
5		Bank of Granite Corp.	88
2		Banner Corp.	84
20		Boston Private Financial Holdings, Inc.	550
2		Camden National Corp.	111
1		Capital Corp. of the West	46
3		Capitol Bancorp Ltd.	134
1		Cardinal Financial Corp.	11
3		Cathay General Bancorp	93
10		Central Pacific Financial Corp.	368
4		Chemical Financial Corp.	134
8		City Holding Co.	315
11		Colonial BancGroup, Inc. (The)	281
3		Columbia Banking System, Inc.	121
4		Community Bank System, Inc.	90
5		Community Trust Bancorp, Inc.	211
8		Cullen/Frost Bankers, Inc.	435
2		Farmers Capital Bank Corp.	51
73		First Bancorp	693
3		First Community Bancshares, Inc.	115
2		First Regional Bancorp (a)	75
7		First Republic Bank	268
19		FirstMerit Corp.	447
2		FNB Corp.	96
3		Great Southern Bancorp, Inc.	86
9		Greater Bay Bancorp	226
2		Greene County Bancshares, Inc.	64
28		Hanmi Financial Corp.	638
2		Heartland Financial USA, Inc.	61
1		Heritage Commerce Corp.	29
2		Horizon Financial Corp.	54
10		IBERIABANK Corp.	579
8		Independent Bank Corp. of Massachusetts	281
9		Independent Bank Corp. of Michigan	235
4		Integra Bank Corp.	116
3		Intervest Bancshares Corp. (a)	114
20		Investors Bancorp, Inc. (a)	311
10		Irwin Financial Corp.	219
1		Lakeland Financial Corp.	36
5		MainSource Financial Group, Inc.	80
30		MB Financial, Inc.	1,122
2		MBT Financial Corp.	34
3		Mercantile Bank Corp.	123
4		Mid-State Bancshares	149
4		Nara Bancorp, Inc.	73
5		National Penn Bancshares, Inc.	110
—	(h)	Old Second Bancorp, Inc.	6
27		Oriental Financial Group	345
49		Pacific Capital Bancorp	1,645
3		Peoples Bancorp, Inc.	96
14		PrivateBancorp, Inc.	576
4		Prosperity Bancshares, Inc.	121
5		Provident Bankshares Corp.	171
82		R&G Financial Corp., Class B	625
3		Renasant Corp.	106
26		Republic Bancorp, Inc.	352
1		Republic Bancorp, Inc., Class A	21
—	(h)	Royal Bancshares of Pennsylvania	3
1		Santander BanCorp	18
—	(h)	SCBT Financial Corp.	17
3		Security Bank Corp.	73
—	(h)	Sierra Bancorp	12
3		Simmons First National Corp., Class A	91
9		Southwest Bancorp, Inc.	256
14		Sterling Bancshares, Inc.	182
6		Sterling Financial Corp.	147
89		Sterling Financial Corp.	3,021
3		Taylor Capital Group, Inc.	110
3		TriCo Bancshares	84
16		UCBH Holdings, Inc.	279
9		Umpqua Holdings Corp.	273
10		Union Bankshares Corp.	317
3		United Bancshares, Inc.	100
15		West Coast Bancorp	530
6		Westamerica Bancorp	314
4		Wintrust Financial Corp.	211
9		Yardville National Bancorp	347
			20,478

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   13

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Services & Supplies — 5.2%
23		Administaff, Inc.	1,001
122		Allied Waste Industries, Inc. (a)	1,502
1		Banta Corp.	51
3		Consolidated Graphics, Inc. (a)	177
—	(h)	CRA International, Inc. (a)	21
10		Deluxe Corp.	252
2		Ennis, Inc.	59
10		GEO Group, Inc. (The) (a)	356
44		Healthcare Services Group, Inc.	1,262
21		HNI Corp.	915
210		IKON Office Solutions, Inc.	3,433
5		John H. Harland Co.	231
7		Kforce, Inc. (a)	82
23		McGrath Rentcorp	715
7		On Assignment, Inc. (a)	80
41		Pike Electric Corp. (a)	674
27		School Specialty, Inc. (a)	1,027
11		Sirva, Inc. (a)	40
16		Spherion Corp. (a)	116
20		Team, Inc. (a)	679
11		TeleTech Holdings, Inc. (a)	267
1		Tetra Tech, Inc. (a)	18
5		United Stationers, Inc. (a)	252
6		Viad Corp.	227
—	(h)	Volt Information Sciences, Inc. (a)	20
80		Waste Connections, Inc. (a)	3,320
2		Waste Services, Inc. (Canada) (a)	24
15		Watson Wyatt Worldwide, Inc., Class A	673
			17,474
		Communications Equipment — 1.4%
33		Arris Group, Inc. (a)	418
8		Avocent Corp. (a)	257
3		Bel Fuse, Inc., Class B	108
4		Black Box Corp.	147
4		C-COR, Inc. (a)	39
12		Ciena Corp. (a)	319
26		CommScope, Inc. (a)	789
5		Digi International, Inc. (a)	74
4		Ditech Networks, Inc. (a)	28
10		Finisar Corp. (a)	31
6		Foundry Networks, Inc. (a)	96
7		Inter-Tel, Inc.	153
8		MasTec, Inc. (a)	88
5		MRV Communications, Inc. (a)	18
9		Optical Communication Products, Inc. (a)	15
3		Polycom, Inc. (a)	102
16		Powerwave Technologies, Inc. (a)	101
2		Redback Networks, Inc. (a)	37
3		SafeNet, Inc. (a)	78
10		Sycamore Networks, Inc. (a)	36
56		Tekelec (a)	824
104		UTStarcom, Inc. (a)	906
			4,664
		Computers & Peripherals — 0.6%
15		Adaptec, Inc. (a)	70
41		Brocade Communications Systems, Inc. (a)	340
10		Electronics for Imaging, Inc. (a)	274
3		Emulex Corp. (a)	62
13		Gateway, Inc. (a)	26
5		Hutchinson Technology, Inc. (a)	113
5		Hypercom Corp. (a)	34
9		Imation Corp.	437
3		Komag, Inc. (a)	129
33		McData Corp., Class A (a)	182
15		Palm, Inc. (a)	207
59		Quantum Corp. (a)	137
			2,011
		Construction & Engineering — 0.6%
2		EMCOR Group, Inc. (a)	131
4		Granite Construction, Inc.	191
34		URS Corp. (a)	1,457
4		Washington Group International, Inc. (a)	233
			2,012
		Construction Materials — 0.4%
4		Eagle Materials, Inc.	169
53		Headwaters, Inc. (a)	1,272
			1,441
		Consumer Finance — 2.3%
7		Advanta Corp., Class B	288
15		Cash America International, Inc.	689
92		CompuCredit Corp. (a)	3,651
4		Dollar Financial Corp. (a)	124
36		First Cash Financial Services, Inc. (a)	919
8		Student Loan Corp.	1,596
11		World Acceptance Corp. (a)	493
			7,760

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Containers & Packaging — 0.7%
3		Greif, Inc., Class A	391
12		Myers Industries, Inc.	194
12		Rock-Tenn Co., Class A	322
32		Silgan Holdings, Inc.	1,410
			2,317
		Distributors — 0.1%
7		Building Material Holding Corp.	180
3		Keystone Automotive Industries, Inc. (a)	85
			265
		Diversified Consumer Services — 0.5%
21		Regis Corp.	845
29		Stewart Enterprises, Inc., Class A	178
14		Universal Technical Institute, Inc. (a)	321
5		Vertrue, Inc. (a)	207
			1,551
		Diversified Financial Services — 0.6%
53		Asset Acceptance Capital Corp. (a)	885
31		Financial Federal Corp.	909
3		Marlin Business Services Corp. (a)	82
5		Medallion Financial Corp.	61
			1,937
		Diversified Telecommunication Services — 0.8%
10		Broadwing Corp. (a)	150
220		Cincinnati Bell, Inc. (a)	1,007
2		Commonwealth Telephone Enterprises, Inc.	96
13		CT Communications, Inc.	296
7		General Communication, Inc., Class A (a)	107
3		North Pittsburgh Systems, Inc.	70
37		Premiere Global Services, Inc. (a)	347
2		SureWest Communications	63
2		Time Warner Telecom, Inc., Class A (a)	46
38		Windstream Corp.	545
			2,727
		Electric Utilities — 0.9%
9		Cleco Corp.	235
15		El Paso Electric Co. (a)	365
8		Idacorp, Inc.	298
2		UIL Holdings Corp.	96
18		UniSource Energy Corp.	661
48		Westar Energy, Inc.	1,234
			2,889
		Electrical Equipment — 0.9%
19		A.O. Smith Corp.	729
7		Acuity Brands, Inc.	344
3		Belden CDT, Inc.	129
3		Encore Wire Corp.	57
28		General Cable Corp. (a)	1,216
2		Genlyte Group, Inc. (a)	172
7		Regal-Beloit Corp.	383
			3,030
		Electronic Equipment & Instruments — 2.4%
10		Aeroflex, Inc. (a)	115
11		Agilysis, Inc.	179
4		Anixter International, Inc. (a)	212
62		Benchmark Electronics, Inc. (a)	1,522
30		Brightpoint, Inc. (a)	406
69		Checkpoint Systems, Inc. (a)	1,388
3		Coherent, Inc. (a)	82
10		CTS Corp.	151
1		Electro Scientific Industries, Inc. (a)	26
71		FLIR Systems, Inc. (a)	2,273
—	(h)	Global Imaging Systems, Inc. (a)	4
3		Insight Enterprises, Inc. (a)	53
5		Itron, Inc. (a)	261
5		KEMET Corp. (a)	35
9		Newport Corp. (a)	182
3		Park Electrochemical Corp.	69
2		Paxar Corp. (a)	44
3		Plexus Corp. (a)	60
3		Radisys Corp. (a)	52
279		Sanmina-SCI Corp. (a)	963
1		SYNNEX Corp. (a)	31
3		Technitrol, Inc.	64
6		TTM Technologies, Inc. (a)	69
			8,241
		Energy Equipment & Services — 2.0%
3		Bristow Group, Inc. (a)	105
3		Hanover Compressor Co. (a)	64
14		Hornbeck Offshore Services, Inc. (a)	514
3		Lone Star Technologies, Inc. (a)	145
57		Oceaneering International, Inc. (a)	2,245
28		Oil States International, Inc. (a)	912
5		RPC, Inc.	77
13		Trico Marine Services, Inc. (a)	502
5		Union Drilling, Inc. (a)	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   15

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Energy Equipment & Services — Continued
28		Universal Compression Holdings, Inc. (a)	1,732
5		Veritas DGC, Inc. (a)	385
			6,756
		Food & Staples Retailing — 1.1%
3		Casey’s General Stores, Inc.	78
9		Great Atlantic & Pacific Tea Co., Inc.	229
1		Nash Finch Co.	38
44		Pantry, Inc. (The) (a)	2,056
21		Pathmark Stores, Inc. (a)	239
29		Ruddick Corp.	799
7		Smart & Final, Inc. (a)	125
14		Spartan Stores, Inc.	295
			3,859
		Food Products — 0.9%
14		Chiquita Brands International, Inc.	222
12		Corn Products International, Inc.	431
3		Delta & Pine Land Co.	125
4		Flowers Foods, Inc.	111
3		J & J Snack Foods Corp.	120
2		Premium Standard Farms, Inc.	30
3		Ralcorp Holdings, Inc. (a)	148
4		Reddy Ice Holdings, Inc.	101
53		Sanderson Farms, Inc.	1,593
			2,881
		Gas Utilities — 1.4%
10		Laclede Group, Inc. (The)	333
10		New Jersey Resources Corp.	491
7		Nicor, Inc.	337
19		Northwest Natural Gas Co.	807
35		ONEOK, Inc.	1,518
15		South Jersey Industries, Inc.	491
16		Southwest Gas Corp.	598
			4,575
		Health Care Equipment & Supplies — 0.9%
2		Biosite, Inc. (a)	93
2		CONMED Corp. (a)	53
33		Cooper Cos., Inc. (The)	1,486
2		Greatbatch, Inc. (a)	48
5		HealthTronics, Inc. (a)	33
1		ICU Medical, Inc. (a)	53
13		Invacare Corp.	307
4		LifeCell Corp. (a)	99
24		Medical Action Industries, Inc. (a)	784
3		STERIS Corp.	83
—	(h)	SurModics, Inc. (a)	6
2		Viasys Healthcare, Inc. (a)	64
			3,109
		Health Care Providers & Services — 3.8%
14		Alliance Imaging, Inc. (a)	94
13		Amedisys, Inc. (a)	422
63		AMERIGROUP Corp. (a)	2,261
8		AMN Healthcare Services, Inc. (a) (m)	226
2		Apria Healthcare Group, Inc. (a)	61
46		Centene Corp. (a)	1,123
—	(h)	Genesis HealthCare Corp. (a)	14
20		Gentiva Health Services, Inc. (a)	385
2		HealthSpring, Inc. (a)	47
36		Healthways, Inc. (a)	1,722
6		Kindred Healthcare, Inc. (a)	144
25		LHC Group, Inc. (a)	723
53		Magellan Health Services, Inc. (a)	2,291
2		Molina Healthcare, Inc. (a)	65
28		Pediatrix Medical Group, Inc. (a)	1,391
8		PSS World Medical, Inc. (a)	156
9		Psychiatric Solutions, Inc. (a)	334
2		Res-Care, Inc. (a)	38
44		Sunrise Senior Living, Inc. (a)	1,352
			12,849
		Health Care Technology — 0.1%
1		Computer Programs & Systems, Inc.	31
10		Per-Se Technologies, Inc. (a)	283
			314
		Hotels, Restaurants & Leisure — 2.7%
1		Ameristar Casinos, Inc.	40
3		Aztar Corp. (a)	163
—	(h)	Bob Evans Farms, Inc.	3
47		Brinker International, Inc.	1,419
14		Domino’s Pizza, Inc.	386
9		Jack in the Box, Inc. (a)	531
4		Papa John’s International, Inc. (a)	125
43		Pinnacle Entertainment, Inc. (a)	1,408
31		Six Flags, Inc. (a)	162
99		Sonic Corp. (a)	2,383
75		Triarc Cos., Inc., Class B	1,505
20		Vail Resorts, Inc. (a)	910
			9,035

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Household Durables — 3.0%
6		Ethan Allen Interiors, Inc.	202
5		Furniture Brands International, Inc.	75
23		Harman International Industries, Inc.	2,258
41		Hovnanian Enterprises, Inc., Class A (a)	1,397
7		Kimball International, Inc., Class B	165
12		M/I Homes, Inc.	447
32		Meritage Homes Corp. (a)	1,508
7		Sealy Corp.	97
32		Snap-On, Inc.	1,520
61		Standard-Pacific Corp.	1,631
33		Tupperware Brands Corp.	744
3		WCI Communities, Inc. (a)	65
2		Yankee Candle Co., Inc.	72
			10,181
		Household Products — 0.0% (g)
3		Spectrum Brands, Inc. (a)	35

		Independent Power Producers & Energy Traders — 0.1%
5		Black Hills Corp.	177

		Industrial Conglomerates — 0.3%
17		Teleflex, Inc.	1,072

		Insurance — 6.8%
220		American Equity Investment Life Holding Co.	2,870
3		American Physicians Capital, Inc. (a)	138
8		Argonaut Group, Inc. (a)	279
3		Clark, Inc.	45
54		Delphi Financial Group, Inc.	2,168
3		Direct General Corp.	66
3		Harleysville Group, Inc.	115
34		HCC Insurance Holdings, Inc.	1,103
7		Hilb, Rogal & Hobbs Co.	305
4		Infinity Property & Casualty Corp.	194
31		LandAmerica Financial Group, Inc.	1,975
4		Navigators Group, Inc. (a)	169
3		Odyssey Re Holdings Corp.	127
100		Ohio Casualty Corp.	2,993
60		Philadelphia Consolidated Holding Co. (a)	2,656
3		Phoenix Cos., Inc. (The)	54
33		PMA Capital Corp., Class A (a)	301
—	(h)	ProAssurance Corp. (a)	20
23		Protective Life Corp.	1,111
1		RLI Corp.	79
8		Safety Insurance Group, Inc.	406
6		Selective Insurance Group	326
45		State Auto Financial Corp.	1,559
32		Stewart Information Services Corp.	1,387
56		United Fire & Casualty Co.	1,975
13		Zenith National Insurance Corp.	624
			23,045
		Internet & Catalog Retail — 0.1%
10		FTD Group, Inc. (a)	184
7		Systemax, Inc. (a)	126
			310
		Internet Software & Services — 0.6%
62		Ariba, Inc. (a)	482
10		Interwoven, Inc. (a)	144
4		iPass, Inc. (a)	25
16		SAVVIS, Inc. (a)	557
8		SonicWALL, Inc. (a)	69
23		United Online, Inc.	299
27		Vignette Corp. (a)	453
10		webMethods, Inc. (a)	73
			2,102
		IT Services — 2.3%
38		BearingPoint, Inc. (a)	300
8		CACI International, Inc., Class A (a)	435
12		CIBER, Inc. (a)	80
7		Covansys Corp. (a)	158
69		CSG Systems International, Inc. (a)	1,836
10		Gartner, Inc. (a)	188
44		Global Payments, Inc.	2,046
1		infoUSA, Inc.	11
4		Lightbridge, Inc. (a)	56
3		Mantech International Corp., Class A (a)	111
1		MAXIMUS, Inc.	43
46		MoneyGram International, Inc.	1,439
12		Perot Systems Corp., Class A (a)	200
2		SI International, Inc. (a)	71
2		StarTek, Inc.	28
6		SYKES Enterprises, Inc. (a)	101
3		TALX Corp.	77
31		Tyler Technologies, Inc. (a)	439
			7,619
		Leisure Equipment & Products — 0.3%
11		Brunswick Corp.	355
10		JAKKS Pacific, Inc. (a)	223
14		K2, Inc. (a)	178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   17

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Leisure Equipment & Products — Continued
4		RC2 Corp. (a)	189
3		Steinway Musical Instruments, Inc. (a)	106
			1,051
		Life Sciences Tools & Services — 1.7%
3		Bio-Rad Laboratories, Inc., Class A (a)	281
41		Covance, Inc. (a)	2,409
2		Medivation, Inc. (a)	35
1		Molecular Devices Corp. (a)	23
4		Nektar Therapeutics (a)	61
88		Pharmaceutical Product Development, Inc.	2,822
			5,631
		Machinery — 3.2%
17		Actuant Corp., Class A	793
2		Astec Industries, Inc. (a)	77
18		Barnes Group, Inc.	387
15		Briggs & Stratton Corp.	394
38		Bucyrus International, Inc.	1,970
3		Cascade Corp.	175
3		CIRCOR International, Inc.	125
4		EnPro Industries, Inc. (a)	136
2		Gehl Co. (a)	50
2		Greenbrier Cos., Inc.	60
22		Harsco Corp.	1,690
17		IDEX Corp.	813
—	(h)	Kadant, Inc. (a)	7
4		Mueller Industries, Inc.	127
2		NACCO Industries, Inc., Class A	232
22		Nordson Corp.	1,111
3		Tecumseh Products Co., Class A (a)	46
3		Tennant Co.	96
51		Timken Co.	1,479
8		Valmont Industries, Inc.	438
11		Wabtec Corp.	334
4		Watts Water Technologies, Inc., Class A	177
			10,717
		Media — 0.8%
2		Arbitron, Inc.	65
—	(h)	Carmike Cinemas, Inc.	4
89		Charter Communications, Inc., Class A (a)	271
14		Cox Radio, Inc., Class A (a)	227
10		Entercom Communications Corp., Class A	268
7		Journal Register Co.	52
22		Lee Enterprises, Inc.	683
1		Lin TV Corp., Class A (a)	7
12		LodgeNet Entertainment Corp. (a)	293
2		Media General, Inc., Class A	85
4		ProQuest Co. (a)	37
31		Radio One, Inc., Class D (a)	209
7		Scholastic Corp. (a)	254
2		Sinclair Broadcast Group, Inc., Class A	20
3		Valassis Communications, Inc. (a)	44
11		Westwood One, Inc.	78
			2,597
		Metals & Mining — 1.7%
17		Century Aluminum Co. (a)	772
8		Chaparral Steel Co.	350
55		Cleveland-Cliffs, Inc.	2,644
12		Commercial Metals Co.	304
6		Compass Minerals International, Inc.	196
13		Gibraltar Industries, Inc.	313
7		NN, Inc.	92
3		Oregon Steel Mills, Inc. (a)	168
20		Quanex Corp.	687
2		Ryerson, Inc.	58
3		Schnitzer Steel Industries, Inc.	115
5		Steel Dynamics, Inc.	165
			5,864
		Multi-Utilities — 0.7%
23		Avista Corp.	592
3		CH Energy Group, Inc.	174
39		PNM Resources, Inc.	1,199
20		Vectren Corp.	562
			2,527
		Multiline Retail — 0.2%
16		Big Lots, Inc. (a)	360
4		Bon-Ton Stores, Inc. (The)	125
7		Retail Ventures, Inc. (a)	131
			616
		Oil, Gas & Consumable Fuels — 3.7%
3		Alon USA Energy, Inc.	66
31		Arena Resources, Inc. (a)	1,344
39		Arlington Tankers Ltd. (Bermuda)	916
4		Bois d’Arc Energy, Inc. (a)	60
61		Cabot Oil & Gas Corp.	3,697
3		Callon Petroleum Co. (a)	39
5		Comstock Resources, Inc. (a)	155
6		Energy Partners Ltd. (a)	144

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Oil, Gas & Consumable Fuels — Continued
2		Giant Industries, Inc. (a)	165
53		Gulfport Energy Corp. (a)	716
47		Harvest Natural Resources, Inc. (a)	502
1		Helix Energy Solutions Group, Inc. (a)	24
31		Houston Exploration Co. (a)	1,590
7		PetroHawk Energy Corp. (a)	77
47		Rosetta Resources, Inc. (a)	870
7		Stone Energy Corp. (a)	237
38		Swift Energy Co. (a)	1,680
16		USEC, Inc. (a)	204
4		Western Refining, Inc.	104
			12,590
		Paper & Forest Products — 0.1%
10		Buckeye Technologies, Inc. (a)	115
5		Glatfelter	76
8		Schweitzer-Mauduit International, Inc.	201
			392
		Personal Products — 0.2%
5		Elizabeth Arden, Inc. (a)	95
12		NBTY, Inc. (a)	495
11		Prestige Brands Holdings, Inc. (a)	143
			733
		Pharmaceuticals — 1.1%
3		Adams Respiratory Therapeutics, Inc. (a)	106
4		Adolor Corp. (a)	28
19		Alpharma, Inc., Class A	451
3		AtheroGenics, Inc. (a)	27
12		AVANIR Pharmaceuticals, Class A (a)	27
20		Barr Pharmaceuticals, Inc. (a)	1,010
12		Cypress Bioscience, Inc. (a)	91
91		Perrigo Co.	1,578
20		Sciele Pharma, Inc. (a)	475
3		Valeant Pharmaceuticals International	48
			3,841
		Real Estate Investment Trusts (REITs) — 7.0%
41		Alesco Financial, Inc.	438
96		American Home Mortgage Investment Corp.	3,358
33		Anthracite Capital, Inc.	421
157		Anworth Mortgage Asset Corp.	1,493
43		Ashford Hospitality Trust, Inc.	541
10		BioMed Realty Trust, Inc.	272
3		Capital Trust, Inc., Class A (m)	150
2		Columbia Equity Trust, Inc.	46
13		Equity Inns, Inc.	204
5		Equity Lifestyle Properties, Inc.	272
3		Extra Space Storage, Inc.	53
46		FelCor Lodging Trust, Inc.	1,011
9		First Potomac Realty Trust (m)	274
89		Friedman Billings Ramsey Group, Inc., Class A	714
10		Government Properties Trust, Inc.	102
10		Hersha Hospitality Trust	111
23		Highland Hospitality Corp.	323
84		Impac Mortgage Holdings, Inc.	738
27		Innkeepers USA Trust	419
18		JER Investors Trust, Inc.	371
7		Kilroy Realty Corp.	507
7		LaSalle Hotel Properties	307
34		Lexington Realty Trust	758
7		LTC Properties, Inc.	191
4		Maguire Properties, Inc.	164
159		MFA Mortgage Investments, Inc.	1,221
6		National Health Investors, Inc.	191
2		Omega Healthcare Investors, Inc.	39
4		Parkway Properties, Inc.	189
16		Pennsylvania Real Estate Investment Trust	626
20		Post Properties, Inc.	905
15		RAIT Financial Trust	521
44		Redwood Trust, Inc.	2,581
8		Saul Centers, Inc.	430
16		Senior Housing Properties Trust	399
17		SL Green Realty Corp.	2,271
37		Spirit Finance Corp.	461
16		Sunstone Hotel Investors, Inc.	420
8		Winston Hotels, Inc.	105
			23,597

		Real Estate Management & Development — 0.0% (g)
5		Housevalues, Inc. (a)	30
		Road & Rail — 1.1%
10		AMERCO, Inc. (a)	839
1		Arkansas Best Corp.	50
17		Dollar Thrifty Automotive Group, Inc. (a)	775
32		Genesee & Wyoming, Inc., Class A (a)	841
24		Landstar System, Inc.	930
—	(h)	Marten Transport Ltd. (a)	2
12		RailAmerica, Inc. (a)	196
2		Saia, Inc. (a)	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   19

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
2	U.S. Xpress Enterprises, Inc., Class A (a)	28
2	Werner Enterprises, Inc.	38
		3,750
	Semiconductors & Semiconductor Equipment — 1.3%
4	Actel Corp. (a)	64
4	Advanced Energy Industries, Inc. (a)	76
4	AMIS Holdings, Inc. (a)	39
14	Amkor Technology, Inc. (a)	129
28	Applied Micro Circuits Corp. (a)	99
15	Asyst Technologies, Inc. (a)	110
30	ATMI, Inc. (a)	907
13	Axcelis Technologies, Inc. (a)	75
13	Brooks Automation, Inc. (a)	186
10	Cirrus Logic, Inc. (a)	67
4	Cohu, Inc.	81
84	Conexant Systems, Inc. (a)	170
64	Credence Systems Corp. (a)	332
4	DSP Group, Inc. (a)	80
15	Entegris, Inc. (a)	167
35	Exar Corp. (a)	451
3	Genesis Microchip, Inc. (a)	25
2	Kopin Corp. (a)	6
7	Kulicke & Soffa Industries, Inc. (a)	61
11	Lattice Semiconductor Corp. (a)	68
18	LTX Corp. (a)	103
3	Mattson Technology, Inc. (a)	31
17	Microsemi Corp. (a)	337
7	MKS Instruments, Inc. (a)	160
11	ON Semiconductor Corp. (a)	80
3	Pericom Semiconductor Corp. (a)	29
5	Photronics, Inc. (a)	80
27	RF Micro Devices, Inc. (a)	181
5	Silicon Storage Technology, Inc. (a)	23
9	Skyworks Solutions, Inc. (a)	62
4	Standard Microsystems Corp. (a)	106
4	Zoran Corp. (a)	60
		4,445
	Software — 0.9%
4	Altiris, Inc. (a)	94
8	Aspen Technology, Inc. (a)	87
14	Blackbaud, Inc.	376
4	JDA Software Group, Inc. (a)	54
12	Lawson Software, Inc. (a)	86
3	Macrovision Corp. (a)	82
6	Magma Design Automation, Inc. (a)	55
15	Mentor Graphics Corp. (a)	265
20	MICROS Systems, Inc. (a)	1,028
10	Parametric Technology Corp. (a)	184
4	Progress Software Corp. (a)	114
2	QAD, Inc.	18
4	Quest Software, Inc. (a)	62
1	SPSS, Inc. (a)	39
21	Sybase, Inc. (a)	509
7	TIBCO Software, Inc. (a)	61
		3,114
	Specialty Retail — 3.1%
86	Aaron Rents, Inc. (m)	2,488
17	Asbury Automotive Group, Inc.	403
11	Blockbuster, Inc., Class A (a)	58
3	Build-A-Bear Workshop, Inc. (a)	70
41	Charming Shoppes, Inc. (a)	552
7	Christopher & Banks Corp.	123
9	CSK Auto Corp. (a)	146
4	Dress Barn, Inc. (a)	84
3	Genesco, Inc. (a)	127
6	Group 1 Automotive, Inc.	305
24	Guitar Center, Inc. (a)	1,081
6	Lithia Motors, Inc., Class A	184
18	Men’s Wearhouse, Inc.	698
22	Monro Muffler, Inc.	761
7	Payless ShoeSource, Inc. (a)	226
9	Rent-A-Center, Inc. (a)	271
2	Shoe Carnival, Inc. (a)	73
3	Sonic Automotive, Inc., Class A	99
21	Stage Stores, Inc.	625
52	Stein Mart, Inc.	692
4	Talbots, Inc.	96
7	Tween Brands, Inc. (a)	260
43	United Auto Group, Inc.	1,019
		10,441
	Textiles, Apparel & Luxury Goods — 2.0%
12	Brown Shoe Co., Inc.	552
2	Deckers Outdoor Corp. (a)	114
29	Kellwood Co.	943
3	Kenneth Cole Productions, Inc., Class A	79
10	Maidenform Brands, Inc. (a)	174
3	Movado Group, Inc.	96
1	Oxford Industries, Inc.	50

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Textiles, Apparel & Luxury Goods — Continued
29		Perry Ellis International, Inc. (a)	1,201
61		Phillips-Van Heusen Corp.	3,040
10		Quiksilver, Inc. (a)	151
8		Skechers U.S.A., Inc., Class A (a)	273
2		Warnaco Group, Inc. (The) (a)	46
			6,719
		Thrifts & Mortgage Finance — 5.1%
26		Accredited Home Lenders Holding Co. (a) (m)	701
66		Astoria Financial Corp.	1,986
43		Bankunited Financial Corp., Class A	1,191
—	(h)	Berkshire Hills Bancorp, Inc.	13
6		CharterMac	120
3		City Bank	124
111		Corus Bankshares, Inc.	2,558
6		Dime Community Bancshares	81
7		Doral Financial Corp.	20
4		Downey Financial Corp.	254
2		Federal Agricultural Mortgage Corp., Class C	54
2		First Financial Holdings, Inc.	86
87		First Niagara Financial Group, Inc.	1,291
4		First Place Financial Corp.	89
3		FirstFed Financial Corp. (a)	221
159		Flagstar Bancorp, Inc.	2,366
114		Fremont General Corp.	1,853
2		ITLA Capital Corp.	87
49		MAF Bancorp, Inc.	2,177
2		NASB Financial, Inc.	74
7		Ocwen Financial Corp. (a)	105
11		Partners Trust Financial Group, Inc.	130
24		Provident Financial Services, Inc.	435
7		TierOne Corp.	212
43		United Community Financial Corp.	524
22		W Holding Co., Inc.	133
6		WSFS Financial Corp.	375
			17,260
		Tobacco — 0.1%
20		Alliance One International, Inc. (a)	143
3		Universal Corp.	162
			305
		Trading Companies & Distributors — 1.4%
28		Applied Industrial Technologies, Inc.	725
3		Electro Rent Corp. (a)	47
9		Kaman Corp.	201
7		UAP Holding Corp.	164
44		Watsco, Inc.	2,079
17		WESCO International, Inc. (a)	984
18		Williams Scotsman International, Inc. (a)	353
			4,553
		Water Utilities — 0.0% (g)
—	(h)	American States Water Co.	16
—	(h)	California Water Service Group	16
			32
		Wireless Telecommunication Services — 0.1%
5		Centennial Communications Corp.	37
16		Dobson Communications Corp. (a)	137
			174
		Total Common Stocks (Cost $251,638)	328,116
		Investment Company — 0.6%
		Equity Fund — 0.6%
24		iShares Russell 2000 Value Index Fund (Cost $1,744)	1,934
		Total Long-Term Investments (Cost $253,382)	330,050
Short-Term Investments — 1.6%
		Investment Company — 1.4%
4,672		JPMorgan Prime Money Market Fund (b) (Cost $4,672)	4,672

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	U.S. Treasury Obligation — 0.2%
650	U.S. Treasury Notes 4.25%, 11/30/07 (k) (m) (Cost $646)	646
	Total Short-Term Investments (Cost $5,318)	5,318
	Total Investments — 99.6% (Cost $258,700)	335,368
	Other Assets in Excess of Liabilities — 0.4%	1,292
	NET ASSETS — 100.0%	$336,660

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   21

JPMorgan Multi-Manager Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/06 (USD)	UNREALIZED APPRECIATION (USD)
	Long Futures Outstanding
6	Russell 2000 Index	March, 2007	$2,385	$5

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

ADR	—	American Depositary Receipt

ADS	—	American Depositary Shares

USD	—	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Multi-Manager Small Cap Growth Fund		Multi-Manager Small Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$180,681		$330,696
Investments in affiliates, at value	2,760		4,672
Total investment securities, at value	183,441		335,368
Cash	246		—
Receivables:
Investment securities sold	2,161		2,791
Fund shares sold	—	(a)	297
Interest and dividends	54		454
Total Assets	185,902		338,910

LIABILITIES:
Payables:
Due to custodian	—		503
Investment securities purchased	658		815
Fund shares redeemed	1,516		525
Variation margin on futures contracts	—		18
Accrued liabilities:
Investment advisory fees	137		263
Administration fees	19		47
Shareholder servicing fees	42		52
Custodian and accounting fees	1		—
Trustees’ and Officers’ fees	1		—
Other	47		27
Total Liabilities	2,421		2,250
Net Assets	$183,481		$336,660

NET ASSETS:
Paid in capital	$135,145		$244,283
Accumulated undistributed (distributions in excess of) net investment income	(2,133)		263
Accumulated net realized gains (losses)	14,430		15,441
Net unrealized appreciation (depreciation)	36,039		76,673
Total Net Assets	$183,481		$336,660

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):	12,528		19,528
Net asset value, offering and redemption price per share	$14.65		$17.24

Cost of investments	$147,402		$258,700

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   23

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (Unaudited)

(Amounts in thousands)

	Multi-Manager Small Cap Growth Fund	Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$312	$2,587
Dividend income from affiliates (a)	114	259
Interest income	39	14
Foreign taxes withheld	— (b)	(1)
Total investment income	465	2,859

EXPENSES:
Investment advisory fees	1,089	1,655
Administration fees	129	213
Shareholder servicing fees	320	465
Custodian and accounting fees	60	89
Professional fees	59	74
Trustees’ and Officers’ fees	6	6
Printing and mailing costs	12	16
Registration and filing fees	12	31
Transfer agent fees	36	41
Other	8	20
Total expenses	1,731	2,610
Less amounts waived	(4)	—
Less earnings credits	— (b)	— (b)
Net expenses	1,727	2,610
Net investment income (loss)	(1,262)	249

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	23,362	35,284
Futures	—	372
Net realized gain (loss)	23,362	35,656
Change in net unrealized appreciation (depreciation) of:
Investments	(10,800)	(9,913)
Futures	—	(134)
Change in net unrealized appreciation (depreciation)	(10,800)	(10,047)
Net realized/unrealized gains (losses)	12,562	25,609
Change in net assets resulting from operations	$11,300	$25,858

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Multi-Manager Small Cap Growth Fund			Multi-Manager Small Cap Value Fund
	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005	Six Months Ended 12/31/2006 (Unaudited)	Period Ended 6/30/2006 (a)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,262)	$(1,592)	$(2,500)	$249	$(121)	$(281)
Net realized gain (loss)	23,362	13,102	16,471	35,656	21,216	43,234
Change in net unrealized appreciation (depreciation)	(10,800)	(2,746)	(2,890)	(10,047)	6,524	(16,141)
Change in net assets resulting from operations	11,300	8,764	11,081	25,858	27,619	26,812

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(23,141)	—	(17,009)	(43,110)	—	(45,186)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,297	70,959	76,176	23,098	66,638	89,972
Dividends reinvested	5,522	—	6,072	12,693	—	16,881
Cost of shares redeemed	(149,903)	(34,538)	(78,243)	(102,375)	(39,636)	(110,906)
Change in net assets from capital transactions	(139,084)	36,421	4,005	(66,584)	27,002	(4,053)

NET ASSETS:
Change in net assets	(150,925)	45,185	(1,923)	(83,836)	54,621	(22,427)
Beginning of period	334,406	289,221	291,144	420,496	365,875	388,302
End of period	$183,481	$334,406	$289,221	$336,660	420,496	$365,875
Accumulated undistributed (distributions in excess of) net investment income	$(2,133)	$(871)	$10	$263	$14	$18

SHARE TRANSACTIONS:
Issued	360	4,462	5,141	1,303	3,675	5,028
Reinvested	375	—	405	733	—	977
Redeemed	(9,948)	(2,189)	(5,334)	(5,635)	(2,192)	(6,129)
Change in shares	(9,213)	2,273	212	(3,599)	1,483	(124)

(a)  The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Multi-Manager Small Cap Growth Fund
Six Months Ended December 31, 2006 (Unaudited)	$15.38	$(0.13)		$1.17	$1.04	$(1.77)
January 1, 2006 to June 30, 2006 (d)	14.86	(0.07)		0.59	0.52	—
Year ended December 31, 2005	15.12	(0.13)		0.79	0.66	(0.92)
Year ended December 31, 2004	14.15	(0.16	)(f)	1.33	1.17	(0.20)
February 28, 2003 (e) to December 31, 2003	10.00	(0.11	)(f)	4.86	4.75	(0.60)

Multi-Manager Small Cap Value Fund
Six Months Ended December 31, 2006 (Unaudited)	18.18	0.01		1.28	1.29	(2.23)
January 1, 2006 to June 30, 2006 (d)	16.90	(0.01)		1.29	1.28	—
Year ended December 31, 2005	17.84	(0.01)		1.26	1.25	(2.19)
Year ended December 31, 2004	15.47	(0.05	)(f)	3.20	3.15	(0.78)
February 28, 2003 (e) to December 31, 2003	10.00	(0.02	)(f)	5.81	5.79	(0.32)

(a)	Annualized for periods less than one year

(b)	Not annualized for periods less than one year

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.65	6.80%	$183,481	1.35%	(0.99)%	1.35%	51%
15.38	3.50	334,406	1.31	(0.95)	1.31	40
14.86	4.38	289,221	1.39	(0.92)	1.40	132
15.12	8.48	291,144	1.40	(1.10)	1.41	170
14.15	47.78	200,650	1.40	(1.02)	1.56	138

17.24	7.13	336,660	1.33	0.13	1.33	25
18.18	7.57	420,496	1.32	(0.06)	1.35	26
16.90	6.87	365,875	1.34	(0.07)	1.34	113
17.84	20.61	388,302	1.40	(0.32)	1.41	46
15.47	58.01	215,419	1.40	(0.21)	1.58	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)

1. Organization

JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund (collectively, the “Funds”) are series of JPMorgan Fleming Series Trust (the “Trust”), which was organized on December 24, 2002, as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of December 31, 2006, Multi-Manager Small Cap Value Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of

28   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its/their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Advisory Fees — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor allocates portions of the Funds’ assets to sub-advisors and is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.85% based on each Fund’s respective average daily net assets.

BlackRock Capital Management, Inc. (“BlackRock”), ClariVest Asset Management LLC (“ClariVest”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and Oberweis Asset Management, Inc. (“Oberweis”) are the sub-advisors for the Multi-Manager Small Cap Growth Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the assets of the Multi-Manager Small Cap Growth Fund among BlackRock, ClariVest, UBS Global AM and Oberweis is determined by the Advisor, subject to the review of the Board of Trustees. At December 31, 2006, the allocation of assets was 32%, 17%, 16% and 35%, respectively. The Advisor, not the Fund, will pay the sub-advisors at an annual rate of 0.55% of the average daily allocated net assets for their services.

On February 15, 2006 BlackRock Inc., the parent company of BlackRock Advisers, Inc., and Merrill Lynch & Co. Inc. (“Merrill Lynch”) announced their agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock Inc. As a result of the merger, Merrill Lynch holds 65 million shares and has a 45% voting interest in the combined company. In connection with the merger, BlackRock Advisers, Inc. transferred the subadvisory agreement between it and the Adviser to its wholly-owned subsidiary, BlackRock Capital Management, Inc. (“BCM”).

The transaction between BlackRock Inc. and Merrill Lynch and the transfer of the subadvisory agreement from BlackRock Advisers, Inc. to BCM may have been deemed to be an “assignment” of the subadvisory agreement under the Investment Company Act of 1940, as amended. If an assignment had occurred, the Adviser’s subadvisory agreement with BlackRock Advisors, Inc. would have terminated automatically in accordance with its terms. To prevent any disruption of subadvisory services, JPMIM entered into a new subadvisory agreement with BCM. Pursuant to the terms of an exemptive order obtained by J.P. Morgan Fleming Series Trust (the “Trust”) and the Adviser from the SEC (the “Exemptive Order”), the Adviser is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

On September 13, 2006 the Board of Trustees of the Trust, including a majority of the disinterested Trustees, approved the new subadvisory agreement between the Adviser and BCM, which became effective after the close of business on September 29, 2006. The new subadvisory agreement with BCM is substantially the same as the previous subadvisory agreement between the Adviser and BlackRock Advisors, Inc. An Information Statement providing notice of the new subadvisory agreement between the Adviser and BCM was mailed to shareholders of the Multi-Manager Small Cap Growth Fund on or about November 15, 2006.

On December 6, 2006, the Board of Trustees of the Trust, including a majority of the disinterested Trustees, approved a new sub-advisory agreement by and between the Advisor and ClariVest. On December 9, 2006, pursuant to the terms of the Exemptive Order, the Adviser entered into a new subadvisory agreement with ClariVest, pursuant to which ClariVest is engaged by the Adviser, to serve as a subadviser to the Multi-Manager Small Cap Growth Fund. An Information Statement providing notice of the new subadvisory agreement between the Adviser and ClariVest was mailed to shareholders of the Multi-Manager Small Cap Growth Fund on or about January 26, 2007.

The sub-advisory agreement with J.&W. Seligman and Co. Incorporated, one of the sub-advisors to the Multi-Manager Small Cap Growth Fund, was terminated effective December 8, 2006.

EARNEST Partners, LLC (“EARNEST”), First Quadrant, L.P. (“First Quadrant”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) are the sub-advisors for the Multi-Manager Small Cap Value Fund. The Advisor also directly manages a portion of the Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the assets of the Multi-Manager Small Cap Value Fund among EARNEST, First Quadrant, Vaughan Nelson and the Advisor is determined by the Advisor, subject to the review of the Board of Trustees. At December 31, 2006 the allocation of assets was 28%, 21%, 21% and 30% respectively. The Advisor, not the Fund, will pay the sub-advisors at an annual rate of 0.55% of the average daily allocated net assets for their services.

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to supervision and approval of the Funds’ Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Funds. As such, the Fund and the Advisor may hire, terminate, or replace sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended are as follows (amounts in thousands):

Six Months Ended 12/31/06
Multi-Manager Small Cap Growth Fund	$4
Multi-Manager Small Cap Value Fund	9

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. As of December 31, 2006, the Funds were accruing Administration fees at a rate of 0.10% as a percentage of net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ respective average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to financial intermediaries for performing such services.

30   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in as Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40% of the Funds’ respective average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages above are in place until at least October 31, 2007.

For the six months ended December 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Voluntary Waivers
	Investment Advisory	Total
Multi-Manager Small Cap Growth Fund	$4	$4

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in the Trustees’ and Officers’ fees in the Statement of Operations.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the six months ended December 31, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Multi-Manager Small Cap Growth Fund	$126,246	$285,262	$—	$—
Multi-Manager Small Cap Value Fund	95,831	196,027	199	200

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Multi-Manager Small Cap Growth Fund	$147,402	$39,950	$3,911	$36,039
Multi-Manager Small Cap Value Fund	258,700	83,021	6,353	76,668

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same ”group of investment companies“ (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2006, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

Because each Sub-advisor makes investment decisions independently, it is possible that the stock selection process of the Funds’ exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

32   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupation(s) During Past 5 Years	Number of Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee since 2002	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.

Ken Whipple (1934); Trustee since 2002	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 2002	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   33

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

34   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   35

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Funds, you incur two types of costs, including investment advisory fees, administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During July 1 to December 31, 2006*	Annualized Expense Ratio
Multi-Manager Small Cap Growth Fund
Actual	$1,000.00	$1,068.00	$7.04	1.35%
Hypothetical	1,000.00	1,018.40	6.87	1.35
Multi-Manager Small Cap Value Fund
Actual	1,000.00	1,071.30	6.94	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

36   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2006, to consider the continuation of investment advisory agreements and sub-advisory agreements, as applicable (together, the “Advisory Agreements”) for the Funds whose annual report is contained herein. At the meeting, the Board reviewed and considered performance and expense information for each Fund, as well as information about the advisor to each Fund, which is J.P. Morgan Investment Management Inc. (the “Advisor”) and certain sub-advisors to the Funds, which are, in the case of the Multi-Manager Small Cap Growth Fund, BlackRock Capital Management, Inc., Oberweis Asset Management, Inc., and UBS Global Asset Management (Americas) Inc. and in the case of Multi-Manager Small Cap Value, Earnest Partners, LLC, First Quadrant, L.P. and Vaughan Nelson Investment Management, L.P. (the “Sub-Advisors” and together with the Advisor, the “Advisors”). The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements on December 5, 2006.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of each Fund’s performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of funds in the Funds’ peer groups. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Prior to and during the course of the meeting the Trustees requested and received additional information from the Funds’ management.

The Trustees determined that the overall arrangements between each Fund and its applicable Advisors, as provided in the Advisory Agreements were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreements. In reaching their determinations with respect to approval of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

1.	Comparative performance information;

2.	The nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates and, where applicable, the Sub-Advisors;

3.	Payments received by the Advisor and its affiliates in respect of each Fund and all Funds as a group;

4.	The costs borne by, and profitability of, the Advisor and its affiliates in providing services to each Fund and to all Funds as a group, and financial information provided by the Sub-Advisors;

5.	Comparative fee and expense data for each Fund and other investment companies with similar investment objectives;

6.	Extent to which the advisor may realize economies of scale or other efficiencies in managing or supporting the Fund;

7.	Fall-out benefits to the Advisor and its affiliates and to the Sub-Advisors from their relationships with the Funds;

8.	Fees charged by the Advisor to other clients with similar investment objectives;

9.	The professional experience and qualifications of each Fund’s portfolio management teams and other senior personnel of the Advisors; and

10.	The terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Trustees also took into account those interests of the Funds that were in common.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided
by each Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Fund. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2006; the benefits to the Fund of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; and the long-term strategic issues for the Fund. The Trustees also considered that the Advisor continues to recommend the retention of each Sub-Advisor.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s and each Sub-Advisor’s services are of a nature, quality and extent that meet the Fund’s operational requirements, are satisfactory and are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees noted that the management entities are entitled to earn a reasonable level of profit for services to the funds. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not excessive in light of the services and benefits provided to each Fund. The Trustees also considered the financial information provided by the Sub-Advisors, and concluded that the sub-advisory fees were reasonable, in light of all matters considered.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain Sub-Advisors continued to benefit from such soft dollar arrangements. The Trustees also considered that JPMorgan Funds Management, Inc. (the “JPMFM”), an affiliate of the Advisor, earns fees from the Fund for providing administrative services. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall non-money market fund assets, advised by the Advisor, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

38   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the one-year and three-year periods. The Trustees also considered each Fund’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe Group. The Trustees recognized that performance of the Multi-Manager Small Cap Growth Fund was below the median for the one and three year periods. The Trustees recognized that longer term performance of the Multi-Manager Small Cap Value Fund compared more favorably against its peers. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings and the Advisor’s analysis provided at this meeting of each Fund’s performance and each Sub-Advisor’s performance relative to its strategy and process and its Fund’s overall performance. The Trustees concluded that they were satisfied with the processes being employed and asked that the Advisor continue to provide the Trustees with its regular performance reviews at each of the Trustees’ meetings.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Funds. The Trustees noted that the Funds make no additional payment to the Sub-Advisors and that the Sub-Advisors are compensated for their services by the Advisor. The Trustees recognized that Lipper reported the Funds’ management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of each Fund’s advisory fees and expense ratios is summarized below:

The Trustees noted that although the Multi-Manager Small Cap Growth Fund’s actual management fees and total expenses were above the median for competitor funds, the excess was a relatively small number of basis points, and they concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Manager Small Cap Value Fund’s actual management fees and total expenses were consistent with the median for competitor funds, and they concluded that the advisory fee was reasonable.

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   39

BOARD REVIEW OF CLARIVEST SUBADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, at meetings held in person in September and December 2006, considered a proposal to approve a Subadvisory Agreement with ClariVest on behalf of the Growth Fund. The ClariVest Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the ClariVest Subadvisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on December 6, 2006.

In considering the ClariVest Subadvisory Agreement, the Trustees had before them information to evaluate the experience of ClariVest’ key personnel in portfolio management, the quality of services ClariVest is expected to provide to the Growth Fund, and the compensation proposed to be paid to ClariVest by JPMIM. The Trustees also considered the quality of the investment research capabilities of ClariVest, its financial resources and the other resources ClariVest would dedicate to performing services for the Growth Fund.

The Trustees reviewed the ClariVest Subadvisory Agreement, pursuant to which ClariVest will manage the Growth Fund’s assets allocated to it (the “Assets”) subject to the general supervision of the Trustees, in accordance with the Growth Fund’s investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. ClariVest will make investment decisions for its Assets, place purchase and sale orders for portfolio transactions for its Assets, and employ professional portfolio managers and securities analysts to provide research services to its Assets. ClariVest will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Assets. In addition, ClariVest will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Growth Fund’s pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by ClariVest that have investment objectives, policies, and strategies substantially similar to those employed by ClariVest for the Growth Fund. The Board believes that the terms and conditions of the ClariVest Subadvisory Agreement are fair to, and in the best interests of the Growth Fund and its shareholders.

The Trustees noted that, while ClariVest was a relatively new company that commenced operations earlier in 2006, its portfolio management team had considerable experience managing small cap assets. The Trustees examined the portfolio management team’s historical performance and risk characteristics in the small-cap growth category against its benchmark index over the one year, three year, and five year periods ended September 30, 2006 as well as the period January 1, 2000 through September 30, 2006.

The Trustees further noted JPMIM’s role as the Advisor and its affiliate JPMorgan Funds Management, Inc.’s role as Administrator to the Growth Fund and their oversight of Subadvisors as such on behalf of the Growth Fund.

The Trustees also noted the pending litigation against ClariVest and its principals and consulted with Fund Counsel and Independent Trustee Counsel as to its potential implications for the Fund.

The Board determined that (i) the subadvisory services offered by ClariVest could reasonably be expected to complement the services provided by the Growth Fund’s other subadvisors in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of ClariVest’s portfolio management team was favorable on an absolute and relative basis, (iii) ClariVest’s portfolio management team has experience in managing investment company assets and that ClariVest’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by ClariVest are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

40   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

BOARD REVIEW OF BLACKROCK SUBADVISORY AGREEMENT
(Unaudited)

The BCM Subadvisory Agreement was approved by the Trustees, including a majority of the Disinterested Trustees, on September 13, 2006.

The Board of Trustees met in person on September 13, 2006, to consider the approval of a Sub-Advisory Agreement with BCM to prevent any disruption of sub-advisory services to the Growth Fund. In considering the BCM Sub-Advisory Agreement, the Trustees were presented with information demonstrating that the terms of the BCM Sub-Advisory Agreement are fair to, and in the best interests of, the Growth Fund and its shareholders. In their deliberations, each Trustee attributed different weights to various factors, and no factor alone was considered determinative.

The Board reviewed BlackRock’s historical performance against its benchmark index over the quarter-to-date, year-to-date, one-year and since-inception periods ended August 31, 2006. The Board also considered information presented at its meeting on March 28, 2006 by representatives of BlackRock, in which BlackRock’s transaction with Merrill Lynch and BlackRock’s investment process and performance were discussed. It was noted that the Board had received assurances that the same portfolio management personnel were expected to provide services to the Fund under the Sub-Advisory Agreement with BCM as were providing services under the Sub-Advisory Agreement with BlackRock Advisors, Inc., and that there were not expected to be any changes in the sub-advisory services provided by BCM as compared with those provided by BlackRock Advisors, Inc.

The Board determined that because the advisory services to be provided by BCM were not expected to result in any changes to the advisory services provided by BlackRock Advisors, Inc., the appointment of the new sub-advisor would not impact any of the factors which the Board had previously considered to evaluate the services of BlackRock Advisors, Inc and the basis for its prior approval of the sub-advisory agreement with BlackRock Advisors, Inc. remained valid. It was also noted that the Sub-Advisory Agreement with BCM would be reviewed again, along with the Sub-Advisory Agreements with the Fund’s other Sub-Advisors, in conjunction with the December, 2006 Board meeting. The Board’s considerations in approving the sub-advisory agreement with BlackRock Advisors, Inc. at its meeting held on March 9–10, 2005 were as follows:

•	The Board was presented with information demonstrating that the terms of the Subadvisory Agreement with BlackRock Advisors, Inc. are fair to, and in the best interests of, the Multi-Manager Small Cap Growth Fund and its shareholders.

•	In considering the Subadvisory Agreement with BlackRock Advisors, Inc., the Trustees had before them information to evaluate the experience of BlackRock’s key personnel in portfolio management, the quality of services BlackRock is expected to provide to the Multi-Manager Small Cap Growth Fund, and the compensation proposed to be paid to BlackRock. The Trustees gave due consideration to all factors deemed to be relevant to the Multi-Manager Small Cap Growth Fund, including, but not limited to the following:

•	The Trustees reviewed the Subadvisory Agreement, pursuant to which BlackRock will manage the Multi-Manager Small Cap Growth Fund’s assets allocated to it (the “Subadvisor Assets”) subject to the general supervision of the Trustees, in accordance with the Multi-Manager Small Cap Growth Fund’s investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. BlackRock will make investment decisions for its Subadvisor Assets, place purchase and sale orders for portfolio transactions for its Subadvisor Assets, and employ professional portfolio managers and securities analysts to provide research services to its Subadvisor Assets. BlackRock will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Subadvisor Assets. In addition, BlackRock will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Multi-Manager Small Cap Growth Fund’s pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by BlackRock that have investment objectives, policies, and strategies substantially similar to those employed by BlackRock for the Multi-Manager Small Cap Growth Fund. The Trustees also considered the quality of the investment research capabilities of BlackRock and the other resources BlackRock has dedicated to performing services for the Multi-Manager Small Cap Growth Fund.

•	The Trustees examined BlackRock’s historical performance and risk characteristics in the small-cap growth category against its benchmark index over the one-quarter, one-year and since-inception periods ended December 31, 2004.

•	The Trustees considered the investment subadvisory fee rate to be paid by JPMIM to BlackRock against the subadvisory fees charged by other subadvisors with investment objectives similar to those of BlackRock.

•	The Board determined that (i) the subadvisory services offered by BlackRock could reasonably be expected to

DECEMBER 31, 2006        JPMORGAN MULTI-MANAGER FUNDS   41

BOARD REVIEW OF BLACKROCK SUBADVISORY AGREEMENT
(Unaudited) (continued)

complement the services provided by the Multi-Manager Small Cap Growth Fund’s other subadvisors in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of BlackRock’s portfolio management team was favorable on an absolute and relative basis, (iii) BlackRock has experience in managing investment company assets and that BlackRock’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by BlackRock are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

As a result of its consideration of the information presented, Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons,” as defined in the 1940 Act, approved the BCM Sub-Advisory Agreement on behalf of the Growth Fund to become effective on September 30, 2006.

42   JPMORGAN MULTI-MANAGER FUNDS        DECEMBER 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the Advisor. A copy of the Funds’ voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	SAN-MULTI-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Series Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 9, 2007